UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2023
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Veralto Corporation
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-41770	92-1941413
(Commission File Number)	(IRS Employer Identification No.)

225 Wyman St., Suite 250
Waltham, MA 02451	781-755-3655
(Address of principal executive offices, including zip code)	(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VLTO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Veralto Senior Leaders Severance Pay Plan

On December 12, 2023, the compensation committee of the board of directors of Veralto Corporation (the “Company”) approved an amendment (the “Amendment”) to the Veralto Corporation Senior Leaders Severance Pay Plan (the “Plan”), which became effective upon execution of the Amendment on December 14, 2023.

The Amendment, among other things, establishes severance entitlements for the Company’s chief executive officer and domestic (United States) executive officers of the Company that would be payable upon a termination by the Company without cause or by the executive officer for good reason (as each such term is defined in the Plan), including during the 24 month period following a change in control of the Company (the “Protection Period”) Upon a termination without cause or a resignation for good reason during the Protection Period, the chief executive officer or domestic executive officer would be entitled to receive 24 months base salary plus two times the executive’s target bonus, payable over 24 months in installments, a pro rata annual bonus for the year of termination and accelerated vesting of equity awards unless otherwise provided in the executive’s equity award agreements. Outside of the Protection Period, upon a termination without cause or, for the chief executive officer only, a resignation for good reason, the domestic executive officer would receive severance equal to 12 months (24 months for the chief executive officer) of annual base salary plus one times (two times for the chief executive officer) the executive officer’s target bonus. Severance entitlements under the Plan are conditioned on the Company’s receipt of an effective release of claims. The compensation committee believes the severance provisions included in the Amendment are generally commensurate with the severance rights peer companies offer executives in comparable roles. The description of the Amendment set forth under this Item 5.02 is qualified in its entirety by reference to the complete terms and conditions of the Amendment filed as Exhibit 10.1 hereto and incorporated herein by reference.

The compensation committee also authorized the Company to prepare and effectuate amendments to the employment arrangements of its chief executive officer, domestic executive officers and non-US domiciled executive officers, in each case to the extent necessary to provide for severance protections consistent with the Plan, as amended, or substantially equivalent benefits outside of the US as permitted by local law.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	First Amendment to Veralto Corporation Senior Leaders Severance Pay Plan
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERALTO CORPORATION

Date: December 15, 2023	By:	/s/ James A. Tanaka
Name: James A. Tanaka
Title: Vice President, Securities & Governance and Secretary